WADDELL & REED ADVISORS FUNDS

Supplement dated June 9, 2006
to the
Statement of Additional Information for

Waddell & Reed Advisors Municipal Bond Fund, Inc. dated January 31, 2006
Waddell & Reed Advisors Municipal High Income Fund, Inc. dated January 31, 2006 and each supplemented March 10, 2006

The following supplements the disclosure regarding Municipal Bonds in the section entitled The Fund, Its Investments, Related Risks and Limitations:

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco revenue bonds are supported by an annual state appropriation to pay any short falls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.